SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FREEDOM FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FREEDOM FINANCIAL GROUP, INC.
3058 East Elm Street
Springfield, Missouri 65802

Dear Stockholders:

We are pleased to enclose your Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders of Freedom Financial Group, Inc. (the “Company”) to be held at 9:00 a.m. (Central Time) on June 23, 2006, at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806. The Company’s Annual Report for the fiscal year ended December 31, 2005 is also enclosed with these materials.

The Annual Meeting is being held for the following purposes:

(1) To elect one Class II director for a term of three years;

(2) To ratify the appointment of BKD, LLP as the independent accountants of the Company for the current fiscal year ending December 31, 2006;

(3) To authorize the Regular Trustee of the Freedom Financial Group I Statutory Trust (the “Trust”) to convert all of the Company’s outstanding shares of preferred stock (all of which are held by the Trust) into an equal number of shares of common stock; and

(4) To consider such other business as may properly come before the meeting.

The Board of Directors hopes that you will be able to attend the Annual Meeting. We look forward to meeting each of you and discussing with you the events that occurred during the Company’s past fiscal year and its current prospects. If you are unable to attend in person or to otherwise be represented, we urge you to vote by signing the enclosed Proxy Card and mailing it to the Company in the accompanying stamped envelope at your earliest convenience. Please be sure to sign it exactly as the name or names appear on the Proxy. If you prefer, you may also vote your shares by internet or by telephone by following the instructions on your Proxy Card. We urge you to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the Annual Meeting.

Sincerely yours,

Jerald L. Fenstermaker
Chairman of the Board and Chief Executive Officer
Date: June 5, 2006

Enclosures

FREEDOM FINANCIAL GROUP, INC.
Notice of Annual Meeting of Stockholders
To be Held June 23, 2006

Notice is hereby given that the Annual Meeting of the Stockholders of Freedom Financial Group, Inc. (the “Company”) will be held on June 23, 2006, at 9:00 a.m. (Central) at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, for the following purposes:

(1) To elect one Class II director for a term of three years;

(2) To ratify the appointment of BKD, LLP as the independent accountants of the Company for the current fiscal year ending December 31, 2006;

(3) To authorize the Regular Trustee of the Freedom Financial Group I Statutory Trust (the “Trust”) to convert all of the Company’s outstanding shares of preferred stock (all of which are held by the Trust) into an equal number of shares of common stock; and

(4) To consider such other business as may properly come before the meeting.

The Board of Directors has fixed May 15, 2006, as the record date for the determination of Stockholders entitled to vote at the Annual Meeting and at any adjournments or postponements thereof. Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of Stockholders entitled to vote at the Annual Meeting will be available at the meeting and at our offices during ordinary business hours for ten days prior to the meeting.

Date: June 5, 2006            By Order of the Board of Directors,

Dan Graham
Chief Financial Officer
Secretary and Treasurer

YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD (OR BENEFICIAL OWNER OF THE TRUST), YOU CAN VOTE YOUR SHARES BY INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. IF YOU WISH TO VOTE BY MAIL, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

FREEDOM FINANCIAL GROUP, INC.
3058 East Elm Street
Springfield, Missouri 65802

Proxy Statement for Annual Meeting of Stockholders

INTRODUCTION

The Board of Directors of Freedom Financial Group, Inc. (the “Company”), whose executive offices are located at 3058 East Elm Street, Springfield, Missouri 65802, hereby solicits your Proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on June 23, 2006, 9:00 a.m. (Central Time) at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, or at any postponement or adjournment thereof (“Annual Meeting”). The expense of soliciting your Proxy will be borne by the Company. The approximate day on which this Proxy Statement and the accompanying form of Proxy will be first mailed or given to Stockholders is June 5, 2006.

At the Annual Meeting, Stockholders will be asked to vote upon the following proposals:

(1) To elect one Class II director for a term of three years;

(2) To ratify the appointment of BKD, LLP as the independent accountants of the Company for the current fiscal year ending December 31, 2006; and

(3) To authorize the Regular Trustee of the Freedom Financial Group I Statutory Trust (the “Trust”) to convert all of the Company’s outstanding shares of preferred stock (all of which are held by the Trust) into an equal number of shares of common stock (only the Beneficial Owners of the Trust will be entitled to vote on this proposal).

We will also consider such other business as may properly come before the meeting.

VOTING AND REVOCATION OF PROXY

A form of Proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed Proxy will be voted as indicated in accordance with the directions thereon. If no directions to the contrary are indicated on the Proxy, the person named in the enclosed Proxy will vote all shares FOR each of the proposals.

Sending in a signed Proxy will not affect a Stockholder’s right to attend the Annual Meeting, nor will it preclude a Stockholder from voting in person because the Proxy is revocable at any time prior to the voting of such Proxy. Any Stockholder giving a Proxy has the power to revoke it by giving written notice to the Secretary of the Company at any time before the Proxy is exercised, including by filing a later-dated Proxy with the Secretary or by appearing in person at the Annual Meeting and making a written demand to vote in person.

SOLICITATION OF PROXY

The expense of Proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, or by directors, officers or employees of the Company without additional compensation. Additionally, the Company has contracted with The Altman Group, a proxy solicitation firm, to assist in obtaining proxies. This will be done primarily through a telephone solicitation. The fee to be paid to The Altman Group will consist of a base fee of $4,000 plus out-of-pocket expenses. Additionally, there will be a charge of $5.00 for each successful attempt to telephone a Stockholder, $0.95 for each unsuccessful attempt, and $4.50 for each telephone vote obtained. There will also be a base fee of $600, plus $110 per hour, for data processing.

Upon request by record holders of stock who are brokers, dealers, banks, or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing Proxy material and annual Stockholder reports to any beneficial owners of stock.

RECORD DATE; VOTING RIGHTS

The Company had 10,928,252 shares of common stock and 8,994,357 shares of preferred stock outstanding, and there were 8,994,357 “Trust Shares” (held by the Trust’s Beneficial Owners) outstanding, at the close of business on May 15, 2006 (the “Record Date”). Only Stockholders and the Trust’s Beneficial Owners of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

The presence, in person or by Proxy, of holders of a majority of all the shares of common and preferred stock entitled to vote at the Annual Meeting constitutes a quorum of the Company’s Stockholders. Each share of common and preferred stock and each Trust Share outstanding is entitled to one (1) vote on each Proposal that may be brought before the Annual Meeting and for which the stock or Trust Share has voting rights. Votes withheld from director-nominees, abstentions, and broker-non-votes will be counted in determining whether a quorum has been reached.

Shares of preferred and common stock shall be voted together as a single class, and shall have voting rights with respect to Proposals 1 and 2, but not 3. With respect to Proposal 1, the Director will be elected by a plurality of the votes cast in person or represented by a Proxy at the Annual Meeting and entitled to vote on the election of directors. With respect to Proposal 2, the affirmative vote of a majority of the shares present in person or represented by Proxy at the Annual Meeting, and entitled to vote, will be required for the Proposal to pass.

Trust Shares (held by the Beneficial Owners of the Trust) shall have voting rights only with respect to Proposal 3. The affirmative vote of a majority of all outstanding Trust Shares is required to pass Proposal 3.

Under Delaware law, the act of “voting” does not include either recording the fact of abstention or failing to vote for a candidate or for approval or disapproval of a proposal, whether the person entitled to vote characterizes his or her or its act as voting. In other words, only those Stockholders who indicate an affirmative or negative decision on a matter are treated as voting, so that ordinarily abstention or a mere absence or failure to vote is not equivalent to a negative decision.

A broker-non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker-non-votes, if any, will not be counted in the calculation of the majority of votes cast and will not have an effect on the outcome of the vote on a matter.

The Company is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not described in the enclosed Notice of Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership as of the Record Date of common stock, preferred stock, and Trust Shares by (a) each person known by the Company to be the beneficial owner of more than 5% of any class of its outstanding voting securities, (b) the Company’s directors and executive officers, individually, and (c) the Company’s directors and executive officers as a group. Note: The number of securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in Item 403 of Regulation S-B of the Securities and Exchange Commission.

Name, Position, and Address of Beneficial Owner (1)	Shares of Common Stock	Percent of Class	Shares of Preferred Stock	Percent of Class	Trust Shares	Percent of Class
Jerald L. Fenstermaker Director, President, and CEO	1,394,583	12.8%	8,994,357 (2)	100%	0	0
Daniel F. Graham CFO, Treasurer, and Secretary	398,452	3.6%	0	0	0	0
James K. Browne Vice President	139,458	1.3%	0	0	0	0
Vernon S. Schweigert Director	0	0	8,994,357 (2)	100%	0	0
Troy A. Compton Director	11,484	*	0	0	11,200	*
Robert T. Chancellor Director	2,303	*	8,994,357 (2)	100%	1,588	*
Freedom Fin. Group I Statutory Trust	8,994,357 (3)	45.1% (4)	8,994,357	100%	0	0

Directors and Officers as a Group	1,946,280	17.8%	8,994,357 (2)	100%	12,788	*

*less than 1%

(1) The address for each of the executive officers and directors of the Company is 3058 East Elm Street, Springfield, Missouri 65802

(2) All 8,994,357 outstanding shares of convertible preferred stock are held by the Freedom Financial Group I Statutory Trust. Messrs. Fenstermaker, Schweigert, and Chancellor are indirect beneficial owners of these shares in their capacity as members of the Trust Supervision Committee, which has voting power over the shares (certain issues require the consent of a majority of the Beneficial Owners of the Trust).

(3) The Freedom Financial Group I Statutory Trust is indirectly the beneficial owner of 8,994,357 shares of common stock due to the fact that the preferred stock it holds could be converted into common stock (on a 1:1 basis) upon a majority vote of the Trust’s Beneficial Owners.

(4) This percentage assumes 19,922,609 shares of common stock outstanding (10,928,252 shares of common stock plus 8,994,357 shares of preferred stock on an “as-converted” basis).

PROPOSAL ONE
ELECTION OF DIRECTOR

The Bylaws of the Company provide that the Board of Directors shall consist of not less than three (3) nor more than seven (7) directors, and that the number of directors to be elected, subject to the foregoing limits, shall be determined from time to time by the Board of Directors. Currently, the Board of Directors has five members, divided into three classes with staggered terms: Class I (two directors), Class II (one director), and Class III (two directors). One class of directors is to be elected annually to serve a three-year term. The following table sets forth the name, age and position of each person who serves as a director or nominee for director of the Company:

Name	Age	Director Class	Position with Company	Elected / Appointed to Board	Board Term Expires

Jerald L. Fenstermaker (Nominee for Director in 2006)	64	II	Director, Chairman of the Board, President and Chief Executive Officer	2003	2006
Robert T. Chancellor	70	III	Director	2003	2007
Troy A. Compton	76	III	Director	2003	2007
Stephen J. Gore	58	I	Director	2005	2008
Vernon S. Schweigert	67	I	Director	2003	2008

Jerald L. Fenstermaker. Mr. Fenstermaker has served as President and Chief Executive Officer of the Company since he was appointed as such during the bankruptcy proceedings of the Company’s predecessor (Stevens Financial Group, Inc.) in 2001. He has also served the Company as Chairman of the Board of Directors since December 19, 2002. From 1970 to 1981, Mr. Fenstermaker was employed by Citibank, NA in various management roles including Vice President-Controller, Vice President-Senior Field Officer in Panama and Vice President-Area Corporate Officer in San Juan, Puerto Rico. From 1981 to 1985, he served as President and Chief Executive Officer for Albuquerque, New Mexico-based American Federal Savings and Loan. From 1985 to 1991, Mr. Fenstermaker served as Executive Vice President and Chief Financial Officer of Citicorp Mortgage, Inc. in St. Louis, Missouri. From 1991 to 1994, he was a Financial Consultant in Merrill Lynch & Co.’s Private Client Group. From 1994 to 1998, he was employed as the Chief Operating Officer of Allsup, Inc., a national leader in the Medicare claims recovery business. From 1999 to 2001, Mr. Fenstermaker served as Chief Financial Officer of Loansurfer.com LLC, a St. Louis-based Internet mortgage company.

Robert T. Chancellor. Mr. Chancellor has served the Company as a Director since April 2003. Mr. Chancellor retired from the U.S. Information Agency in 1998 after 26 years of service as a writer, editor, bureau chief and foreign correspondent. Since his retirement, Mr. Chancellor has served in various capacities for a number of civic and charitable organizations in Springfield, Missouri. In addition to serving on the Springfield City Council for five years, Mr. Chancellor served on the Mayor’s Commission for Civil Rights and the Gillioz Theater Preservation Board, and served as the Chairman of the Sertoma Building Corporation. Mr. Chancellor is a graduate of Southwest Missouri State University.

Troy A. Compton. Mr. Compton has served the Company as a Director since April 2003. Mr. Compton retired from Montgomery Ward & Company in 1984 after 27 years of service, primarily in management roles. From 1984 until 1990, Mr. Compton served as Vice President of Finance and Administration of Central Bible College, and from 1990 to 1992 served as President of W-W Manufacturing Co., Inc. where he led a reorganization of the company. From 2000 to 2002, Mr. Compton served as Treasurer and as a board member of Way2Bid, Inc. Mr. Compton is currently a co-owner of Compton Tax Service, a largely seasonal income tax preparation service based in Springfield, Missouri. Mr. Compton also served in a volunteer capacity as Treasurer of the General Council Credit Union from 1986 until 2003. Mr. Compton served on the Board of Directors of W W Capital Corporation, a publicly-traded manufacturer of livestock handling equipment, from 1987 to 2002.

Stephen J. Gore. Mr. Gore was elected a Director of the Company in 2005. He has served as President and Chief Executive Officer of NewGen Solutions, LLC, a Springfield, Missouri-based management consulting firm specializing in executive management consulting and board advisory services, since founding the firm in November 2000. In 1990, Mr. Gore co-founded DT Industries, Inc., a publicly-traded global manufacturer of capital goods equipment. Mr. Gore served DTI as President and Chief Executive Officer from 1990 until 2000, overseeing sales of $500 million and 3,000 employees. Mr. Gore also served as Senior Vice President and Chief Financial Officer of Harris-Adacom Corporation from 1988 to 1990 and as Vice President Finance, Chief Financial Officer and Director of TechAmerica Group, Inc. from 1980 to 1988. Mr. Gore, a United States Air Force veteran, is a Certified Public Accountant, holds a BSBA in Accounting and a BS in Computer Science, both from Missouri Western State College (now Missouri Western State University), and received an MBA from the Executive Fellow Program at Rockhurst University.

Vernon S. Schweigert. Mr. Schweigert has served the Company as a Director since December 2002. In May 2001, Mr. Schweigert was appointed by the United States Bankruptcy Court for the District of Arizona to serve as Trustee of the bankruptcy estate of Stevens Financial Group, Inc., and served in that capacity, leading the reorganization under Chapter 11, until the case was closed by order of the bankruptcy court on December 13, 2004. Mr. Schweigert is a Certified Public Accountant and has over twenty years experience as a consultant to the real estate development industry. Mr. Schweigert has also served in various capacities, primarily as a trustee or consultant, to companies in or facing bankruptcy. Mr. Schweigert holds an undergraduate degree from Illinois State University and an MBA from Arizona State University.

Election of Nominee for Class II Director

One Class II director is to be elected at the 2006 Annual Meeting, to serve until the 2009 Annual Meeting of Stockholders and until the election and qualification of his successor in office. Jerald L. Fenstermaker currently serves as the sole Class II director, and the Board of Directors has nominated him for election to serve another term. Mr. Fenstermaker, who is also the President and Chief Executive Officer of the Company, has consented to stand for election at this meeting. The Company has no reason to believe that he will be unavailable for election; however, should he become unavailable for any reason, the Board of Directors may designate a substitute nominee. The Proxy agents intend (unless authority has been withheld) to vote FOR the election of the Company’s nominee.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1, RE-ELECTION OF JERALD L. FENSTERMAKER AS DIRECTOR

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age and position of each person who serves as an executive officer of the Company.

Name	Age	Position

Jerald L. Fenstermaker	64	Director, Chairman, President and Chief Executive Officer
Daniel F. Graham	44	Chief Financial Officer, Secretary and Treasurer
James K. Browne	44	Vice President; President and Chief Operating Officer of the Company’s Canadian subsidiary, T.C.G.-The Credit Group Inc.

For the biography of Mr. Fenstermaker, please see above.

Daniel F. Graham. Mr. Graham has served as Chief Financial Officer of the Company since joining the Company in January 2002. Mr. Graham has also served as Treasurer and Secretary of the Company since January 1, 2003. From 1990 through 1996, Mr. Graham served primarily financial institutions and public companies during his tenure with McGladrey & Pullen, LLP, a national public accounting firm. Mr. Graham left the firm as a Senior Manager in December 1996. From April 1997 to February 1999, Mr. Graham was employed in various financial management positions with DT Industries, Inc., a publicly-traded global manufacturer of capital goods equipment. Mr. Graham also held the position of Vice President, Finance and Administration for Springfield Builders, Inc., a Missouri-based general contractor. Mr. Graham is a Certified Public Accountant and a graduate of Oklahoma State University.

James K. Browne. Mr. Browne has served as President and Chief Operating Officer of the Company’s Canadian subsidiary, TCG, since its formation in September 1997. Mr. Browne has served as Vice President of the Company since January 1, 2003. Mr. Browne, a native of Canada, was employed by Superior Acceptance Corporation Limited from November 1989 to September 1997, serving first as a Branch Manager and then as a Regional Manager overseeing nine branch offices in three Provinces. From November 1987 to November 1989, Mr. Browne was a Senior Assistant Manager at Household Finance Corporation.

Family Relationships.

There are no family relationships among any of the directors or executive officers of the Company, or persons nominated or chosen to become such.

Involvement in Certain Legal Proceedings.

Within the past five years, no director, person nominated to become a director, executive officer, promoter or control person of the Company has been involved in the types of legal proceedings described in Item 401(d) of Regulation S-B (17 CFR §228.401).

Certain Relationships and Related Transactions.

During the last two years, there were no reportable transactions or proposed transactions between the Company and any director, executive officer, nominee for director, beneficial owner of more than 5% of any class of the Company’s voting securities, or any immediate family member of the foregoing.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors, executive officers, and persons who beneficially own more than ten percent (10%) of any class of the Company's outstanding equity securities file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of equity securities. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. We believe, based on a review of the copies of such reports furnished to the Company, that all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied as of December 31, 2005.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005 the Company’s Board of Directors formally met on 13 occasions. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Nominating Committee. Each director attended (or participated by telephone in) at least 75% of the aggregate meetings of the Board and meetings of committees on which he served during the periods that he served.

Audit Committee

The Audit Committee is comprised of Messrs. Schweigert, Compton, Chancellor, and Gore. The Committee has adopted a charter, a copy of which is attached to this Proxy Statement as Exhibit A. The Committee is responsible for the appointment, compensation and oversight of the work of our independent auditors, approving the services performed by our independent auditors, reviewing financial information prior to public disclosure and reviewing and evaluating our accounting principles and systems of internal accounting controls. The Committee also meets with the independent auditors, without management present, to discuss the results of the consolidated financial statement audits and reviews, the independent auditors’ evaluation of our system of internal accounting controls and the overall quality of the Company’s financial reporting. The Audit Committee met four times during 2005.

Mr. Gore, the Chairman of the committee, is the designated “audit committee financial expert” (as defined in Item 401(e) of Regulation S-B). Except for Mr. Schweigert, each member of the Audit Committees has been determined to meet the standards for “director independence” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, and as defined in the Nasdaq Marketplace Rules. Under applicable SEC rules and regulations, we are permitted to use this definition of independence even though our securities are not listed on Nasdaq or a national securities exchange.

Attached hereto as Exhibit B is a copy of the Audit Committee Report for the fiscal year ending December 31, 2005.

Compensation Committee

Messrs. Chancellor, Compton, Gore and Schweigert are the current members of the Compensation Committee. Mr. Chancellor serves as the committee chairman. The compensation committee oversees the Company’s overall compensation plan and approves the compensation, including base salary and bonuses, of all executive officers. The Compensation Committee met one time during 2005.

Nominating Committee

Messrs. Chancellor, Compton, and Fenstermaker are the current members of the Nominating Committee of the Board of Directors. Other than Mr. Fenstermaker, each member of the Nominating Committee meets the standards for “director independence” as that term is defined in the NASDAQ Marketplace Rules. Mr. Compton serves as the committee chairman. The Nominating Committee met four times during 2005.

The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee. The Nominating Committee, while not operating under a formal written charter, has the following responsibilities:

•	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of consumer automobile financing, retail used car sales, accounting and finance), as well as overall experience in the context of the needs of the Board as a whole;

•
Review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company’s charter and bylaws. Nominations from stockholders are considered and evaluated using the same criteria as all other nominations;

•	Annually recommend to the Board committee assignments and committee chairs, and recommend committee members to fill vacancies on committees as necessary; and

•	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Pursuant to the Company’s Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Corporate Secretary of the Company no later than (1) with respect to an election to be held at an annual meeting of the stockholders, 20 days in advance of such meeting, and (2) with respect to an election to be held at a special meeting of the stockholders for the election of directors, the close of business on the 15th day following the date on which notice of such special meeting is first given to the stockholders entitled to vote at it. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s Bylaws.

Director Compensation

Each director who is not an employee of the Company is eligible to receive a fee of $1,000 per regularly scheduled Board of Directors meeting attended (between May 1, 2005 through December 31, 2005, the fee was $750 per meeting). The directors are entitled to reimbursement of reasonable expenses incurred in connection with attendance at Board meetings. No compensation is paid for attending committee meetings and no stock or stock options are provided as compensation to directors.

Stockholder Communications

Stockholders may communicate with the Board of Directors by writing to Freedom Financial Group, Inc., 3058 E. Elm Street, Springfield, MO 65809, Attn: Corporate Secretary. Alternatively, stockholders may communicate via email to corporatesecretary@ffgrp.net.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings.

While we encourage all members of our Board of Directors to attend our Annual Meetings of Stockholders, there is no formal policy as to their attendance at such meetings. All Directors attended the 2005 Annual Meeting.

EXECUTIVE COMPENSATION

The following table presents the compensation of our Chief Executive Officer and our other executive officers for the last three years.

		Annual Compensation			Long-Term Compensation
		Salary	Bonus	Other	Restricted Stock Awards
Name and Principal Positions	Year	($)	($)	($)	($)

Jerald L. Fenstermaker President and Chief Executive Officer	2005	$168,694	$16,250	—	$0 (1)
	2004	$170,833	$35,000	—	$0 (1)
	2003	$165,000	$35,000	—	$0 (1)

Daniel F. Graham Executive Vice President and Chief Financial Officer	2005	$135,946	$18,900	—	$0 (1)
	2004	$137,500	$15,000	—	$0 (1)
	2003	$125,000	$19,200	—	$0 (1)

James K. Browne President and Chief Operating Officer of TCG	2005	$ 125,822	$ 5,594	$ 11,611 (2)	$0 (1)
	2004	$109,346	$16,601	$ 10,435 (2)	$0 (1)
	2003	$95,670	$10,605	$ 9,103 (2)	$0 (1)

Notes:

(1)
Fenstermaker, Graham, and Browne received stock bonuses in 2003 of 700,000; 200,000; and 70,000 shares, respectively, of common stock, subject to certain forfeiture provisions referenced below under the subheading “Stock Grants to Management.” The 2004 and 2005 entries are meant to reflect the fact that in those years the forfeiture provisions lapsed with respect to a portion of the stock issued in 2003. The stock bonuses were valued at $0 due to the fact that the rights of common stock were (and continue to be) vastly inferior to that of preferred stock, and the lack of any market for the common stock.

(2)	With respect to Mr. Browne, his “Other Annual Compensation” for 2003 - 2005 consisted of a company-paid automobile allowance.

Stock Grants to Management. The Plan of Reorganization provided for the grant of up to 1,000,000 shares of the Company’s common stock to members of management, as determined by the Board of Directors. On March 3, 2003, pursuant to a unanimous consent action by the Company’s Board of Directors, the Company issued shares of common stock to certain members of management (the “Management Stockholders”) as follows: 700,000 shares to Jerald L. Fenstermaker; 200,000 shares to Daniel F. Graham; and 70,000 shares to James K. Browne (the “2003 Shares”).

The 2003 Shares were issued subject to forfeiture provisions. Pursuant to those provisions, if a Management Stockholder voluntarily resigns from the Company or is terminated for good cause, then he must surrender a percentage of his 2003 Shares to the Company, with no consideration to be paid for such forfeiture, as follows:

Resignation / Termination On or After	And Prior To	% of Shares Forfeited

March 3, 2003	September 14, 2003	100%
September 14, 2003	September 14, 2004	75%
September 14, 2004	September 14, 2005	50%
September 14, 2005	September 14, 2006	25%
September 14, 2006	N/A	0%

In September of 2004, Jerald Fenstermaker entered into his current Employment Agreement with the Company (discussed below), which erroneously changed the forfeiture terms of his 2003 Shares, such that after September 14, 2005 they no longer were subject to forfeiture. This error was corrected by the execution of an Addendum to the Employment Agreement on April 27, 2006.

The terms of the 2003 stock grant allow the Management Stockholders, upon termination from employment with the Company, whether voluntary or involuntary (other than for good cause), to sell any 2003 Shares that are no longer subject to forfeiture (according to the schedule above) to the Company for 90% of the then current fair market value of the shares. The stock grant further stipulates that upon the death or disability of a Management Stockholder, the 2003 Shares shall no longer be subject to forfeiture, and all such shares can be sold to the Company for 100% of the then current fair market value of the shares. The Management Stockholders were granted the following additional rights with respect to the 2003 Shares:

1.
In the event the Company issues additional common shares in exchange for any valuable consideration, each Management Stockholder shall receive, as a bonus, the number of shares of common stock he would have received if he had the preemptive right to subscribe for and receive such shares.

2.
In the event that any preferred shares are converted into common shares, then each Management Stockholder shall receive, as a bonus, a number of common shares necessary to maintain the same voting percentage of the common stock as he possessed prior to the conversion. The Management Stockholders later waived this right in conjunction with the terms of a subsequent stock grant on January 9, 2006, which is discussed below.

No compensation cost was recognized in connection with this restricted stock grant because the fair value of these common shares was determined to be $0 at the date of grant.

On January 9, 2006, the Company entered into a Stock Grant Agreement with the Management Stockholders, pursuant to which the Company issued a total of 962,493 shares of restricted common stock to the Management Stockholders as follows: 694,583 shares to Fenstermaker; 198,452 shares to Graham; and 69,458 shares to Browne (the "2006 Shares").

As a condition to receiving the 2006 Shares, the Management Stockholders agreed to waive their rights under the 2003 stock grant to receive bonuses of additional common stock in the event of any future conversion of the Company's preferred stock into common stock. Additionally, the Stock Grant Agreement places various conditions and restrictions on both the 2006 Shares and the 2003 Shares:

1.
The 2006 Shares are subject to forfeiture if (i) all of the Company's outstanding preferred stock has not been converted into common stock within 18 months; and (ii) the Company has not raised $10,000,000 in debt or equity financing within 36 months. Additionally, each Management Stockholder must forfeit his 2006 Shares if his employment with the Company is terminated for any reason before the conditions in (i) and (ii) have been satisfied.

2.
The Management Stockholders relinquish any rights to receive dividends or proceeds from the liquidation of the Company until the Company has raised at least $10,000,000 in additional capital, either through debt or equity or a combination of both.

3.
The Management Stockholders may not sell any 2003 Shares or 2006 Shares until (i) all of the Company's outstanding preferred stock has been converted into common stock and (ii) the Company has raised at least $10,000,000 in additional capital, either through debt or equity or a combination of both. When both of those conditions are met, but no sooner than six months after raising additional capital of at least $10,000,000, the Management Stockholders may sell any of their 2003 Shares, and only up to one-half of their 2006 Shares. They may sell the remainder of their 2006 Shares only if the Company has raised additional capital of at least $15,000,000.

4.	Notwithstanding the above restrictions, a Management Stockholder’s 2003 Shares and 2006 Shares may be sold upon his death or permanent disability, or if there is a change in control of the Company.

Employment Agreements. Mr. Fenstermaker is employed as the Company’s President under the terms of an employment agreement effective from September 15, 2004 through September 14, 2006. The employment agreement calls for Mr. Fenstermaker to be paid an annual base salary of $185,000, and a yearly bonus of $65,000 payable quarterly upon attainment of certain operating income targets.1  The Agreement can be terminated with 30 days’ written notice by either party. If the Company terminates the Agreement for reasons other than for cause, the Company is required to provide severance pay to Mr. Fenstermaker through September 14, 2006 consisting of $3,000 per month and all fringe benefits provided to similarly situated employees of the Company. None of the Company’s other executive officers are currently subject to employment agreements.

1 Note: At the request of the Board of Directors, Mr. Fenstermaker deferred 10% of his pay beginning April 16, 2005. All amounts deferred during 2005 have been paid in 2006.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed BKD, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2006. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of BKD, LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of BKD, LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Audit Fees. The aggregate audit fees billed during the years ended December 31, 2005 and 2004 by BKD, LLP for professional services rendered were $76,447 and $53,495, respectively. These services were rendered in connection with the audit of our December 31, 2005 and 2004 consolidated financial statements, the reviews of our financial statements included in our 2005 second and third quarter Forms 10-QSB, and the filing of our Registration Statement on Form 10-SB in 2005.

Audit-Related Fees. We were not billed for any audit-related services during the years ended December 31, 2005 and 2004.

Tax Fees. Fees billed by BKD, LLP for professional services rendered in connection with tax compliance, tax advice and tax planning were $14,240 and $11,650 during the years ended December 31, 2005 and 2004, respectively.

All Other Fees. We did not pay for any other professional accounting fees during the years ended December 31, 2005 and 2004, respectively.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2, RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2006.

PROPOSAL THREE
AUTHORIZE THE REGULAR TRUSTEE OF THE FREEDOM FINANCIAL GROUP I STATUTORY TRUST TO CONVERT ALL PREFERRED STOCK INTO COMMON STOCK
(FOR TRUST BENEFICIAL OWNERS ONLY)

The Board of Directors believes that raising additional capital is critical to the future success of the Company, and that the conversion of all of the Company’s 8,994,357 outstanding shares of preferred stock into an equal number of shares of common stock is a necessary step in raising such capital. The Board feels that a significant infusion of capital (at least $10,000,000) into the Company would enable the Company to significantly expand its portfolio of consumer installment contracts. This would greatly increase the Company’s chances, not only of surviving as a going concern, but of becoming profitable and increasing the value of its stock. This option provides the best chance for the Trust’s beneficial owners to maximize the value of their holdings in the Company.

On the other hand, without such an infusion of capital, the Company will continue to suffer losses and likely will need to be liquidated. In that event, the best the Trust’s beneficial owners can hope to recoup is the liquidation value of the Company’s assets, which, after expenses, would probably be no more than $3,000,000 to $6,000,000.

Why is the conversion of the preferred stock necessary before the Company can raise equity financing?

Equity financing would involve the issuance of common stock to one or more outside investors in exchange for cash. This is crucial if the Company is to survive and grow. However, it would be extremely difficult, if not impossible, to raise capital in this manner as long as the Company’s preferred stock remains outstanding. The reason for this is that the Company’s Certificate of Incorporation places significant restrictions on the common stock so long as preferred stock remains outstanding. For example, as long as preferred stock remains outstanding, shares of common stock are not entitled to dividends or any other distributions (such as distributions in the event of the Company’s liquidation). The effect of these restrictions is that the Company’s common stock is essentially worthless, and would not be a viable investment for any outside investor.

The following is a brief history of the events leading to this Proposal.

During the first half of 2005 the Company engaged in various negotiations with several lending institutions for an $8,000,000 to $10,000,000 line of credit, to be secured by the Company’s portfolio of installment contracts. During this time we also had preliminary discussions with certain potential equity investors and investment bankers in anticipation of raising between $5,000,000 and $10,000,000 in outside equity financing once we had secured a line of credit. We were unable to obtain additional financing on terms acceptable to us as a result of these discussions and negotiations.

Shortly thereafter, in October of 2005, the Company hired Flagstone Securities, an investment banking firm, to act as the Company’s exclusive placement agent in connection with raising additional capital, either through debt or equity financing, or a combination of both. The work performed by Flagstone Securities on our behalf during the fourth quarter of 2005 led the Board to several conclusions:

1.	Relying solely on debt financing to meet the Company’s future cash requirements would be too expensive;
2.	A combination of debt and equity financing would give the Company its best chance for obtaining the amount of capital it will require over the next several years at the most competitive pricing; and
3.	Equity financing is not available to the Company so long as the Company’s preferred stock remains outstanding.

Given these conclusions, the Company’s Board of Directors determined that it was in the best interests of the Company and its stockholders to convert all of the Company’s outstanding preferred stock into common stock. To that end, the Board of Directors requested that the Trust Supervision Committee of the Freedom Financial Group I Statutory Trust (which holds all of the Company’s outstanding preferred stock) to consider taking steps to convert the Company’s outstanding preferred stock into common stock. The Trust Supervision Committee considered the issue and agreed that conversion of the preferred stock would be in the best interests of the Trust’s beneficial owners. In order to eliminate any possible conflict of interest or appearance of impropriety, Mr. Fenstermaker did not participate in the discussions or votes (of both the Board of Directors and the Trust Supervision Committee) related to the issue of conversion of the preferred stock.

On January 25, 2006 the Trust Supervision Committee filed a Motion to Reopen Case with the United States Bankruptcy Court for the District of Arizona. Concurrently therewith, the Trust Supervision Committee filed a Motion for Declaratory Relief seeking the Court’s Declaratory Judgment resolving any ambiguity which may exist under the court approved Plan of Reorganization (and other operative documents) regarding conversion of the Company’s preferred stock. On March 27, 2006, the Bankruptcy Court issued an Order on the Motion for Declaratory Relief. In its Order, although noting that it makes “compelling economic sense” to convert the preferred stock into common stock, the Court determined that the Trust Supervision Committee lacks the power to convert the Company’s preferred stock without the majority vote of the Trust’s Beneficial Owners.

In light of the Bankruptcy Court’s Order, this Proposal is directed solely to the Trust’s Beneficial Owners, and requires the affirmative vote of beneficial owners holding a majority of ALL outstanding Trust Shares. If such a vote is achieved, then the Regular Trustee will be authorized to exercise the right of the Trust, as the sole Preferred Stockholder, to convert all 8,994,357 outstanding shares of preferred stock into an equal number of shares of common stock, and to distribute the newly-converted common stock to the Trust’s Beneficial Owners in exchange for their Trust Shares. Once all of the newly-converted common stock has been distributed, the Trust will be dissolved.

If the Proposal passes, once the conversion is complete the Company will proceed with its plan to raise debt or equity financing, or both, with a goal of raising at least $10,000,000 in capital. If the Proposal fails, the Board will likely convene to discuss the Company’s future and whether to call a Special Meeting of the Stockholders to vote on whether to dissolve and liquidate the Company, or file for bankruptcy.

Investors’ Committee’s Comments to Proposal 3

The Company has been asked by the Investors’ Committee to include the following comments to Proposal 3:

As stated in the Company’s April 17, 2006 letter to the Stockholders, reopening the bankruptcy case included the reconstitution of the Investors’ Committee. The Committee asserted at the hearing on the Preferred Stock Trustee’s authority to convert the preferred stock to common that the matter must be placed before a vote of the shareholders. This the court so held. The Committee has met to consider the merits of the conversion issue and concludes that it is an individual decision for each shareholder as everyone’s current financial situation is different. The Committee has, however, performed an independent evaluation of the Company which the Company will mail to you upon request. Requests addressed to the Company’s Secretary can be submitted via mail, email to corporatesecretary@ffgrp.net or by phoning 1-800-832-5530 extension 402.

It is the Committee’s conclusion that a vote against the conversion of the preferred stock to common stock is the equivalent to a vote for a restructuring or liquidation of the Company. This is so because the Board of Directors of the Company state that the conversion of preferred to common is a necessary step in raising capital which is “critical to the future success of the Company.” As the Company states, “without such an infusion of capital, the Company will continue to suffer losses and likely will need to be liquidated.”

How will management benefit from this Proposal 3?

Messrs. Fenstermaker, Graham, and Browne (all executive officers) each own common stock (subject to various restrictions) and, like all common stockholders, stand to benefit to some degree from the conversion of the Company’s preferred stock into common stock. However, unlike other common stockholders whose shares are not restricted, Fenstermaker, Graham, and Browne will benefit only if, in addition to the conversion of the preferred stock, the Company is able to generate additional capital of at least $10,000,000. If both of those conditions are not met by certain deadlines, they will have to forfeit a significant portion of their stockholdings. Additionally, even if the conversion occurs, they will not be entitled to any dividends or proceeds from the liquidation of the Company until the Company has raised at least $10,000,000 in capital. These matters are described more thoroughly above under the heading “EXECUTIVE COMPENSATION.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3, AUTHORIZATION OF THE REGULAR TRUSTEE TO CONVERT ALL OUTSTANDING PREFERRED STOCK INTO COMMON STOCK.

NEXT ANNUAL MEETING - STOCKHOLDER PROPOSALS

It is presently contemplated that the 2007 annual meeting of Stockholders will be held on or about April 30, 2007. Stockholders intending to present a proposal at the 2007 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing at our offices at 3058 East Elm Street, Springfield, Missouri 65802, Attention: Corporate Secretary, on or before December 31, 2006. However, if the date of the 2007 Annual Meeting is changed by more than thirty (30) days from the date currently proposed for the Annual Meeting, then the above deadline may change to a reasonable time before the Company begins to print and mail its Proxy materials. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in next year’s proxy statement.

Stockholders intending to present a proposal at the 2007 annual meeting (but not to include the proposal in our proxy statement), must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our corporate Secretary receive written notice from the record holder of intent to present such proposal no less than 60 days and no more than 90 days prior to the meeting as originally scheduled. Therefore, we must receive notice of such proposal no later than March 1, 2007. However, in the event that less than 70 days’ prior notice or public disclosure of the date of the meeting is given or made to Stockholders, then notice by the Stockholder, to be timely, must be received at our offices not later than the close of business on the 15th day following the date on which the notice of the date of meeting was mailed or such public disclosure was made. The notice must contain the information required by our Bylaws. Stockholders intending to nominate a candidate for election as director at the 2007 annual meeting must provide written notice thereof to the Secretary of the Company at least 20 days in advance of the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination. In addition our CEO or any other person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

ANNUAL REPORT

The Company’s 2005 Annual Report, including audited financial statements for the fiscal year ended December 31, 2005 (“Fiscal 2005”), is being mailed to Stockholders concurrently with this Proxy Statement.

FORWARD LOOKING STATEMENTS

This Proxy Statement, and materials delivered with this Proxy Statement, include “Forward-Looking” Statements. All statements other than statements of historical facts included in this Proxy Statement and materials delivered with this Proxy Statement, including without limitations, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are Forward-Looking Statements. Although we believe that the expectations reflected in the Forward-Looking Statements and the assumptions upon which the Forward-Looking Statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations (“Cautionary Statements”) are disclosed in the Forward-Looking Statements section of our Annual Report on Form 10-KSB for the year ended December 31, 2005. All written and oral Forward-Looking Statements attributable to us or persons acting on our behalf and subsequent to the date of this Proxy Statement are expressly qualified in their entirety by the Cautionary Statements.

INCORPORATION BY REFERENCE

The Company incorporates herein by reference to the following items from the Company’s Form 10-KSB for 2005, filed with the SEC on March 30, 2006:

1. Consolidated Financial Statements for December 31, 2005 and 2004, and accompanying Notes.

2. Risk Factors, disclosed in Item 1;

3. Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 6).

By Order of the Board of Directors:

/s/ Jerald L. Fenstermaker
Jerald L. Fenstermaker,
Chairman of the Board,
President and CEO
June 5, 2006

Exhibit A
FREEDOM FINANCIAL GROUP, INC.
AUDIT COMMITTEE CHARTER

Note: This charter was prepared under the assumption that the Company has an internal audit department. As of the effective date of this Charter, June 1, 2004, the Company does not have an internal audit department. All aspects of this Charter are in force with the exception of those referencing the internal audit function.

PURPOSE

The Audit Committee is charged with the responsibility of assisting the Board of Directors in fulfilling its fiduciary responsibilities to provide oversight with respect to:

1.	the integrity of the Company’s financial statements and other financial information provided to stockholders and others,
2.	the Company’s system of internal controls,
3.	the engagement and performance of the independent auditors,
4.	the performance of the internal audit function, if any, and
5.	compliance with laws, regulations and Company policies regarding ethical conduct.

MEMBERSHIP

The Committee shall consist of a minimum of three members of the Board of Directors. Members are appointed by and serve at the discretion of the Board of Directors. The Board of Directors shall appoint one member to serve as the Committee Chair.

All Committee Members shall be “independent” as that term is defined in the rules and regulations of the United States Securities and Exchange Commission (“SEC”) pertaining to audit committee members. All Committee Members shall be financially literate and at least one member shall satisfy the definition of, and be designated as, an “audit committee financial expert” as defined by the SEC.

MEETINGS

The Committee shall meet in person or telephonically as often as it determines is necessary to fulfill its responsibilities, but not less frequently than four times per year. All Committee Members are expected to attend all meetings either in person, via telephone or videoconference.

The Committee Chair shall be responsible for calling the meetings of the Committee, establishing meeting agenda with input from management and supervising the conduct of the meeting. A majority of appointed Committee Members will constitute a quorum for conducting business at a meeting of the Committee. The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes of the Board of Directors. The Committee Chair shall provide the Board of Directors with a report of the Committee’s activities and proceedings as and when requested by the Board of Directors.

COMPENSATION

Neither the Committee Chair nor Committee Members shall receive compensation in connection with their service to the Committee.

AUTHORITY, RESPONSIBILITY AND RESOURCES

The Committee has the authority to conduct or authorize examinations into any matters within its scope of responsibility. It has sole authority and responsibility to (1) appoint, compensate, retain and directly oversee the work of the Company’s external auditor (subject to shareholder ratification), (2) resolve any disagreements between management and the auditors regarding financial reporting, and (3) pre-approve all audit services and non-audit services provided to the Company by its external auditor. It also has authority to:
•	Retain outside advisors, including legal counsel, as it determines necessary or advisable to carry out its duties.
•	Seek any information it requires from employees (all of whom are directed to cooperate with the Committee’s requests) or external parties.
•	Meet with company officers, external auditors, or outside counsel as necessary.

The Company shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors, as well as for any outside advisors employed by the Committee.

The Committee, to the extent it deems necessary or appropriate, will carry out the following specific responsibilities:

Financial Statements

1.
Review and discuss with management and the external auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the company’s selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the company’s financial statements.

2.
Review with management and the external auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

3.
Review and discuss with management and the external auditor the Company’s Form 10-K, including management’s discussion and analysis, the annual financial statements and the results of the external auditor’s audit of the annual financial statements, before filing the Form 10-K with the SEC.

4.
Review and discuss with management and the external auditor the Company’s Forms 10-Q, including management’s discussion and analysis, the interim financial statements and the results of the external auditor’s review of the interim financial statements, before filing the Company’s Forms 10-Q with the SEC.

5.
Review disclosures made to the SEC by the company’s CEO and CFO during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company’s internal controls.

6.
At least annually prior to the filing of the Company’s Form 10-K with the SEC (and more frequently if appropriate), review and discuss reports from the external auditor on (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor and (3) other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences.

7.
Review with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit.

8.
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

9.	Understand how management prepares interim financial information, and the nature and extent of internal and external auditor involvement.

Internal Controls and Risk Management

1.	Consider the effectiveness of the Company’s internal control systems, including information technology security and control.
2.
Meet with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

3.
Understand the scope of internal audit’s and external auditor’s reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

1.
Review with management, the external auditor and the chief audit executive the plans, activities, staffing and organizational structure of the internal audit function, and any recommended changes thereto, as well as staff qualifications. Determine through discussion that internal audit activities conform to the International Standards for the Professional Practice of Internal Auditing promulgated by the Institute of Internal Auditors.

2.	Review significant reports to management prepared by internal audit and management’s responses.
3.
Ensure there are no unjustified restrictions or limitations on the chief audit executive’s scope of activities or access to information, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

4.	On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.
5.	Ensure the chief audit executive reports functionally to the Committee.

External Audit

1.	Have the external auditor report directly to the Committee.
2.
Meet with the external auditor to discuss the external auditor’s proposed audit planning, scope, staffing and approach, including coordination of its efforts with internal audit. Discuss the coordination of audit efforts to assure completeness of coverage, avoidance of redundant efforts and effective use of audit resources.

3.
Obtain and review a report from the external auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the firm, and any steps taken to deal with any such issues and relationships between the external auditor and the Company.

4.
Evaluate, and present to the Board of Directors its conclusions (taking into account the opinions of management and the internal auditors) regarding, the qualifications, performance and independence of the external auditor, including considering whether the external auditor’s quality controls are adequate and permitted non-audit services are compatible with maintaining the auditor’s independence.

5.
Ensure the rotation of the audit partners as required by law and consider whether in order to assure continuing auditor independence it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

6.	Establish policies concerning the Company’s hiring of employees or former employees of the external auditor, as required by law and by applicable listing standards.
7.	On a regular basis, meet separately with the external auditor to discuss any matters that the Committee or external auditor believes should be discussed privately.

Compliance

1.
Review the effectiveness of the Company’s system for monitoring compliance with laws and regulations. The results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance should also be reviewed.

2.	Obtain from the external auditor assurance that Section 10A(b) of the Exchange Act (detection of illegal acts) has not been implicated.
3.
Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the company’s codes of conduct, including review of the process for communicating the codes of conduct to employees and for monitoring compliance.

4.	Review with management the policies and procedures with respect to executive officers’ expense accounts and perquisites, including their use of corporate assets.
5.
Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.
Review and discuss with management and the external auditor any correspondence with, or the findings of any regulatory agency that raises significant issues regarding the company’s financial statements or accounting policies.

7.
Obtain regular updates from management and outside legal counsel regarding compliance and legal matters that may have a significant impact on the financial statements or the Company’s compliance policies, including disclosures of insider and affiliated party transactions.

Reporting Responsibilities

1.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.
2.	Regularly report to the Board of Directors about Committee activities, issues and related recommendations.
3.	Provide an open avenue of communication between internal audit, the external auditor and the Board of Directors.
4.	Review any other reports the company issues that relate to Committee responsibilities.

Other Responsibilities

1.	Perform other activities related to this charter as requested by the Board of Directors.
2.	Institute and oversee special investigations as needed.
3.	Review and assess the adequacy of the Committee charter, annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.
4.	Annually review the Committee’s own performance.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. Those duties and determinations are the responsibility of management and the independent auditors.

APPENDIX

Definition of independent:

Each member of the Audit Committee shall be a member of the Board of Directors, and shall otherwise be independent. In order to be considered to be independent a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee (1) accept any consulting, advisory or other compensatory fee from the Company or (2) be an affiliated person of the Company or any of its subsidiaries.

Definition of audit committee financial expert:

A person who possesses the following attributes shall be an audit committee financial expert:

1.	an understanding of financial statements and generally accepted accounting principles;
2.	an ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;
3.
experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

4.	an understanding of internal controls and procedures for financial reporting; and
5.	an understanding of audit committee functions.

A person can acquire such attributes through any one or more of the following means:

1.
education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

2.
experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

3.	other relevant experience.

Designation of a person as an audit committee financial expert does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the Audit Committee in the absence of such designation, nor does it affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Exhibit B
AUDIT COMMITTEE REPORT

Audit Committee Report. The Audit Committee Report included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, notwithstanding the incorporation by reference of this proxy statement into any such filings. The Audit Committee of the Board of Directors of the Company has issued the following report with respect to the audited consolidated financial statements of the Company for the year ended December 31, 2005:

•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2005 audited consolidated financial statements;
•	The Audit Committee has discussed with the Company’s independent registered public accounting firm (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;
•
The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board No. 1 (which relates to the firms’ independence from the Company and its subsidiary) and has discussed with the independent registered public accounting firm their independence from the Company; and

•
Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

Submitted by the Audit Committee of the Board of Directors of the Company:

Stephen J. Gore
Robert T. Chancellor
Troy A. Compton
Vernon S. Schweigert

B-1

FREEDOM FINANCIAL GROUP, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
June 23, 2006

Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Jerald L. Fenstermaker (CEO) or Daniel F. Graham (CFO and Secretary), or either of them, with full power to act alone, as attorney-in-fact in Proxy of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders of Freedom Financial Group, Inc. (the “Company”), to be held on the 23rd day of June, 2006, and at any postponement or adjournment thereof, and to vote all of the shares of common or preferred stock of the Company, or Trust Shares of the Freedom Financial Group I Statutory Trust, that the undersigned is entitled to vote, with all powers and authority the undersigned would possess if personally present. The undersigned directs that this Proxy be voted as indicated on the reverse side of this Proxy. The Proxy agents present and acting in person or by their substitute, or (only if one is present and acting, then that one) may exercise all powers conferred by this Proxy.

EVEN IF YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, DATE AND SIGN, ON THE REVERSE SIDE, AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

FREEDOM FINANCIAL GROUP, INC.

1. The re-election of Jerald L. Fenstermaker to the Company’s Board of Directors for a three-year term, as more fully described in the accompanying Proxy Statement.

FOR ☐	WITHHOLD AUTHORITY ☐

2. Proposal to ratify the appointment of BKD, LLP, as accountants for the Company for the current fiscal year ending December 31, 2006.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal to authorize the Regular Trustee of the Freedom Financial Group I Statutory Trust to exercise the Trust’s right, as the holder of the Company’s 8,994,357 outstanding shares of preferred stock to convert such shares into an equal number of shares of common stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed will be voted as directed. If no directions to the contrary are indicated, the persons named in the Proxy intend to vote FOR the election of the named nominee for Director, and FOR Proposals 2 and 3.

The undersigned hereby acknowledges receipt of the Company’s Annual Report on Form 10-KSB, Notice of the Company’s 2006 Annual Meeting of Stockholders and the Proxy Statement relating thereto.

PRINTED NAME: ______________________________________________________

SIGNATURE: _________________________________ DATE: __________________

PRINTED NAME: ______________________________________________________

SIGNATURE: _________________________________ DATE: __________________

NOTE: Please sign exactly as shown on your stock certificate and on the envelope in which this Proxy was mailed. When signing as a partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If shares in the Company are held jointly, each joint owner must sign.

PROXY DELIVERY TO FREEDOM FINANCIAL GROUP, INC.

You may choose any of the following options for returning your Proxy to Freedom Financial Group, Inc.:

1. Internet: Go to www.cesvote.com, enter the control number on your Proxy Card, and follow the instructions.

2. Telephone: Call the following toll-free number (888) 693-8683.

3. Mail: Mail the Proxy Card in the envelope provided.